UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 21, 2005

                            EMCLAIRE FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)

  Pennsylvania                     000-18464                     25-1606091
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 (State or other                  (Commission                   (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
  incorporation)


             612 Main Street, Emlenton, PA                    16373
        (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (724) 867-2311

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

     On December 21, 2005 the Board of Directors of The Farmers National Bank of Emlenton ("Bank") adopted the The Farmers National Bank of Emlenton Executive Management Bonus Program for 2006, which provides for an annual bonus to executive management employees of the Bank (President, Chief Lending Officer, Chief Operating Officer, Human Resources Director, and Controller) for the period from January 1, 2006 through December 31, 2006. Bonuses (based on a percentage of the executive's annual salary) are based on the Bank achieving a minimum return on average equity ("ROE"). Executives are eligible for varying levels of bonuses in the event the Bank achieves targeted levels of ROE (entry level, goal and maximum).

     The plan is administered by the Human Resources Committee and reviewed annually by the Committee with any changes being recommended to the full Board of Directors of the Bank for approval

Item 9.01. Financial Statements and Exhibits

Exhibit Number             Description
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10.1                       Executive Management Bonus Program

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              EMCLAIRE FINANCIAL CORP.


Date: December 23, 2005                       BY:    /s/ Shelly L. Rhoades
                                                     ---------------------------
                                              Name:  Shelly L. Rhoades
                                              Title: Principal Financial Officer
                                                     Treasurer